UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

John Marshall Bancorp, Inc.

(Exact name of registrant as specified in its charter)

-
Virginia	001-41315	81-5424879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1943 Isaac Newton Square, Suite 100

Reston, Virginia 20190

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (703) 584-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JMSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

John Marshall Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 22, 2022 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company voted on the proposals below, each of which was described in the Company’s proxy statement for the Annual Meeting. The voting results for each proposal are as follows:

Proposal 1 – Election of Directors

The shareholders elected the eleven nominees named in the Company’s proxy statement for the Annual Meeting, to serve until the 2023 Annual Meeting of Shareholders and until their successors are elected and qualified. There were no nominees other than those listed below. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Philip W. Allin	7,966,566	68,000	2,367,922
Christopher W. Bergstrom	7,947,668	86,898	2,367,922
Philip R. Chase	7,965,361	69,205	2,367,922
Jean M. Edelman	7,971,815	62,751	2,367,922
Michael T. Foster	7,971,253	63,313	2,367,922
Michael A. Garcia	7,919,841	114,725	2,367,922
Subhash K. Garg	7,961,280	73,286	2,367,922
Ronald J. Gordon	7,966,566	68,000	2,367,922
Jonathan C. Kinney	7,964,118	70,448	2,367,922
O. Leland Mahan	7,964,691	69,875	2,367,922
Lim P. Nguonly	7,969,763	64,803	2,367,922

Proposal 2 - Ratification of the Appointment of Independent Public Accounting Firm

The shareholders voted to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,848,871	545,343	8,274	-

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN MARSHALL BANCORP, INC.

Date: June 24, 2022	By:	/s/ Kent D. Carstater
Kent D. Carstater Executive Vice President, Chief Financial Officer